UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 421-4989

Date of fiscal year end: June 30

Date of reporting period: March 31, 2015

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Robert W. Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

Equity securities	Shares	Value (000)
Asia-Pacific — 68.3%
China — 28.0%
Anhui Conch Cement Co. Ltd.	4,410,554	$ 16,326
Anhui Conch Cement Co. Ltd. (Hong Kong)	3,500	13

Bank of China Ltd. (Hong Kong)	210,881,724	121,901

Baoxin Auto Group Ltd. (Hong Kong)	13,178,500	7,127

Beijing Enterprises Holdings Ltd. (Hong Kong)	7,701,500	60,652

China Everbright International Ltd. (Hong Kong)	34,409,000	57,601

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	39,390,600	27,157

China Longyuan Power Group Corp., Ltd. (Hong Kong)	13,042,000	14,201

China Mengniu Dairy Co. (Hong Kong)	17,140,000	91,143

China Merchants Bank Co., Ltd. (Hong Kong)	6,987,000	17,081

China Modern Dairy Holdings Ltd. (Hong Kong)[1]	88,258,000	29,382

China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,390,100	4,385

China Overseas Land & Investment Ltd. (Hong Kong)	35,046,000	113,362

China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	18,991,600	90,467

China Resources Land Ltd. (Hong Kong)	16,187,937	45,626

China Shenhua Energy Co., Ltd.	392,200	1,271

China Shineway Pharmaceutical Group Ltd. (Hong Kong)	3,765,000	5,710

China Unicom Ltd. (Hong Kong)	10,532,836	16,041

China Vanke Co. Ltd.	791,100	1,763
China Vanke Co. Ltd. (Hong Kong)[1]	5,413,500	12,852

CSR Corp. Ltd. (Hong Kong)	24,909,000	32,901

EVA Precision Industrial Holdings Ltd. (Hong Kong)	55,058,000	16,508

First Tractor Co. Ltd. (Hong Kong)	11,974,000	8,552

Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,019,572	252

Goodbaby International Holdings Ltd. (Hong Kong)	24,688,000	7,987

Great Wall Motor Co., Ltd. (Hong Kong)	2,559,500	17,994

Guangdong Investment Ltd. (Hong Kong)	5,724,000	7,493

Haitian International Holdings Ltd. (Hong Kong)	20,649,000	47,345

Honghua Group Ltd. (Hong Kong)	42,178,000	4,894

Huaneng Power International, Inc. (Hong Kong)	39,256,000	46,275

Industrial and Commercial Bank of China Ltd. (Hong Kong)	38,171,708	28,178

Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	17,567

Jiangsu Hengrui Medicine Co., Ltd.	3,919,992	29,125

Lenovo Group Ltd. (Hong Kong)	24,764,000	36,071

Longfor Properties Co., Ltd. (Hong Kong)	13,915,268	19,629

MicroPort Scientific Corp. (Hong Kong)[1]	5,325,404	2,662

Minth Group Ltd. (Hong Kong)	19,588,000	38,631

New Oriental Education & Technology Group, Inc. (ADR)[1]	60,900	1,350

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	5,318,300	3,314

Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	43,311,000	9,872

Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	7,661,800	6,729

Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	6,892,500	22,982

Shanghai Jahwa United Co., Ltd.	3,040,841	20,869

Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	10,479,600	27,856

Shenguan Holdings Group Ltd. (Hong Kong)	45,800,000	13,991

Sino Biopharmaceutical Ltd. (Hong Kong)	28,956,000	29,259

Sinofert Holdings Ltd. (Hong Kong)[1]	111,020,000	22,447

Tencent Holdings Ltd. (Hong Kong)	363,500	6,872

Want Want China Holdings Ltd. (Hong Kong)	4,527,000	4,809

Weichai Power Co., Ltd. (Hong Kong)	8,861,040	34,212

Whirlpool China Co., Ltd.	5,399,904	12,301

Zhongsheng Group Holdings Ltd. (Hong Kong)	28,560,317	18,892

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	2,917,000	$ 19,111

		1,350,991

Hong Kong — 7.6%
AIA Group Ltd.	13,792,200	86,443

Cheung Kong Infrastructure Holdings Ltd.	4,640,000	39,850

China Yongda Automobiles Services Holdings Ltd.	2,190,500	1,140

Chow Sang Sang Holdings International Ltd.	3,780,800	8,192

Galaxy Entertainment Group Ltd.	5,561,000	25,215

Hilong Holding Ltd.	12,984,000	3,154

Jardine Matheson Holdings Ltd.	122,800	7,751

Melco Crown Entertainment Ltd. (ADR)	2,480,500	53,232

MGM China Holdings Ltd.	4,094,800	7,684

Samsonite International SA	19,296,600	66,888

Stella International Holdings Ltd.	1,954,000	4,666

VTech Holdings Ltd.	301,600	4,298

Wynn Macau, Ltd.	26,712,400	57,483

		365,996

India — 13.1%
Apollo Hospitals Enterprise Ltd.	1,039,916	22,739
Apollo Hospitals Enterprise Ltd. (GDR)[2]	239,100	5,231

Bajaj Auto Ltd.	129,665	4,186

Bharat Electronics Ltd.	197,996	10,651

Bharti Airtel Ltd.	12,616,019	79,208

CRISIL Ltd.	104,294	3,356

Emami Ltd.	613,894	9,848

Glenmark Pharmaceuticals Ltd.	2,852,229	35,915

HDFC Bank Ltd.	2,732,019	51,994

Housing Development Finance Corp. Ltd.	2,890,450	60,751

ICICI Bank Ltd.	6,121,283	30,838
ICICI Bank Ltd. (ADR)	4,696,800	48,659

Info Edge (India) Ltd.	1,288,951	17,299

Infosys Ltd.	1,725,905	61,082

ITC Ltd.	2,034,894	10,585

Jain Irrigation Systems Ltd. (DVR)	177,041	110

Just Dial Ltd.	159,559	3,374

Kotak Mahindra Bank Ltd.	767,914	16,093

Larsen & Toubro Ltd.	289,062	7,940

Lupin Ltd.	238,670	7,685

Steel Authority of India Ltd.	30,077,062	32,366

Sun Pharmaceutical Industries Ltd.	2,504,768	40,899

Tata Steel Ltd.	3,916,406	19,799

Tech Mahindra Ltd.	2,241,892	22,550

Thermax Ltd.	331,403	5,659

Torrent Power Ltd.	863,309	2,256

United Spirits Ltd.[1]	47,240	2,768

VA Tech Wabag Ltd.	1,466,254	19,199

		633,040

Indonesia — 2.2%
Agung Podomoro Land Tbk PT	170,161,500	5,720

Bank Mandiri (Persero) Tbk PT, Series B	16,312,192	15,546

Bank Rakyat Indonesia (Persero) Tbk PT	17,726,800	17,978

Elang Mahkota Teknologi Tbk PT	44,456,400	35,319

Matahari Department Store Tbk PT	5,449,700	8,187

	Shares	Value (000)
Asia-Pacific (continued)
Indonesia (continued)
Surya Citra Media Tbk PT	99,492,100	$ 25,804

		108,554

Malaysia — 2.6%
Bumi Armada Bhd.	72,433,430	20,130

CIMB Group Holdings Bhd.	14,251,934	23,901

Genting Bhd.	4,990,100	12,120
Genting Bhd., warrants, expire 12/18/18[1]	2,194,675	1,084

IHH Healthcare Bhd.	19,524,400	31,650

IJM Corp. Bhd.	15,853,654	30,823

Naim Cendera Holdings Bhd.	3,861,700	2,753

StemLife Bhd.	10,645,350	1,207

		123,668

Philippines — 0.7%
Energy Development Corp.	24,596,224	4,668

International Container Terminal Services, Inc.	10,259,028	24,666

SM Investments Corp.	224,580	4,518

		33,852

Singapore — 0.9%
CapitaRetail China Trust	5,732,560	6,719

KrisEnergy Ltd.[1]	10,391,000	4,080

Olam International Ltd.	7,185,868	10,389
Olam International Ltd., warrants, expire 1/29/18[1]	447,230	92

Yoma Strategic Holdings Ltd.[1]	69,713,483	24,090

		45,370

South Korea — 5.5%
Daum Kakao Corp.	102,000	10,601

Hana Financial Group Inc.	742,087	19,186

Hankook Tire Co., Ltd.	242,000	9,872

Hyundai Engineering & Construction Co., Ltd.	134,407	6,099

HYUNDAI MOBIS Co., Ltd.	134,674	29,895

Hyundai Motor Co.	320,497	48,645
Hyundai Motor Co., Series 2 preference	56,638	5,819

LG Household & Health Care Ltd.	46,878	35,501

LG Uplus Corp.	4,698,297	46,501

Orion Corp.	11,369	11,832

Samsung Electronics Co., Ltd. (GDR)[2]	67,809	43,660

		267,611

Taiwan — 6.2%
AirTAC International Group	3,724,810	29,840

CTCI Corp.	19,302,000	31,799

Delta Electronics, Inc.	12,293,348	77,387

Merida Industry Co., Ltd.	197,300	1,549

Taiwan Cement Corp.	5,227,000	7,361

Taiwan Semiconductor Manufacturing Co., Ltd.	29,816,568	138,329

Yungtay Engineering Co., Ltd.	5,227,000	12,133

		298,398

Thailand — 1.5%
Bangkok Bank PCL, nonvoting depository receipt	8,629,200	48,867

Kasikornbank PCL	1,635,300	11,541

PTT PCL	1,312,600	13,040

		73,448

Total Asia-Pacific		3,300,928

Latin America — 10.6%
Argentina — 0.7%
Grupo Financiero Galicia SA, Class B	5	—

Equity securities (continued)	Shares	Value (000)
Latin America (continued)
Argentina (continued)
YPF Sociedad Anónima, Class D (ADR)	1,318,500	$ 36,193

		36,193

Brazil — 4.9%
Banco Bradesco SA, preferred nominative (ADR)	2,125,956	19,729

BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,303,800	25,539

BRF SA, ordinary nominative	75	1
BRF SA, ordinary nominative (ADR)	246,000	4,866

BTG Pactual Group, units	446,000	3,568

CCR SA, ordinary nominative	3,980,800	20,331

Gerdau SA (ADR)	843,000	2,698

Hypermarcas SA, ordinary nominative[1]	8,487,400	52,389

Itaú Unibanco Holding SA, preferred nominative (ADR)	2,308,314	25,530

QGEP Participacoes SA, ordinary nominative	6,252,000	12,890

TIM Participacoes SA, ordinary nominative	1,128,500	3,762
TIM Participacoes SA, ordinary nominative (ADR)	71,900	1,192

Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	4,006,000	6,238

Vale SA, Class A, preferred nominative	794,500	3,846
Vale SA, Class A, preferred nominative (ADR)	487,000	2,362
Vale SA, ordinary nominative (ADR)	6,863,900	38,781

Wilson Sons Ltd. (BDR)	1,334,100	11,830

		235,552

Chile — 1.2%
Enersis SA	9,689,523	3,170
Enersis SA (ADR)	1,954,850	31,786

Inversiones La Construccion SA	1,901,502	22,256

		57,212

Mexico — 3.7%
América Móvil, SAB de CV, Series L (ADR)	1,904,300	38,962

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,840,154	64,776

Fibra Uno Administracion, SA de CV	10,042,800	26,606

Grupo Comercial Chedraui, SAB de CV, Class B1	2,180,000	6,596

Grupo Sanborns, SAB de CV, Series B1	3,682,600	6,021

Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	14,126,244	35,432

Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,645,366	2,853

Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	52

		181,298

Peru — 0.1%
Grana y Montero SAA (ADR)	454,000	3,427

Total Latin America		513,682

Eastern Europe and Middle East — 5.2%
Greece — 0.1%
Jumbo SA	261,972	2,723

Israel — 0.1%
Shufersal Ltd.[1]	2,567,201	5,748

Oman — 0.3%
bank muscat SAOG	12,490,805	17,028

Russia — 4.1%
Alrosa OJSC	30,150,459	37,278

Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,573,000)[1,3,4,5,6]	11,783,118	14,189
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,273,000)[3,4,5,6]	23,819,927	22,088
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $18,567,000)[1,3,4,5,6]	20,566,291	12,309
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $32,945,000)[1,3,4,5,6]	35,924,517	25,065

Globaltrans Investment PLC (GDR)	249,985	1,132

Magnit PJSC	20,509	3,999

	Shares	Value (000)
Eastern Europe and Middle East (continued)
Russia (continued)
Magnit PJSC (GDR)	177,810	$ 9,069

Mobile TeleSystems OJSC (ADR)	2,032,100	20,524

Moscow Exchange MICEX-RTS OJSC	10,514,906	12,456

New Century Capital Partners, LP (acquired 12/7/95, cost: $686,000)[3,5]	5,247,900	2,489

Rosneft Oil Company OJSC (GDR)	731,291	3,126

Sberbank of Russia	5,989,268	6,455

Surgutneftegas OJSC, preference	8,674,425	6,631

Yandex NV, Class A1	1,272,400	19,296

		196,106

Turkey — 0.0%
Aktas Elektrik Ticaret AS1	4,273	—

United Arab Emirates — 0.6%
DP World Ltd.	1,133,619	24,486

First Gulf Bank PJSC	1,003,398	3,980

		28,466

Total Eastern Europe and Middle East		250,071

Africa — 3.0%
South Africa — 3.0%
Barloworld Ltd.	1,720,738	13,166

Discovery Ltd.	2,464,016	25,356
Discovery Ltd., rights, expire 4/2/15[1]	231,282	664

Mr Price Group Ltd.	240,639	5,147

MTN Group Ltd.	251,515	4,239

Naspers Ltd., Class N	325,742	50,014

Shoprite Holdings Ltd.	2,707,900	36,574

Telkom SA SOC Ltd.[1]	1,591,800	10,390

		145,550

Total Africa		145,550

Other markets — 7.7%
Australia — 1.0%
Oil Search Ltd.	8,458,500	46,348

Austria — 0.5%
Vienna Insurance Group AG	552,924	24,488

Canada — 0.9%
Centerra Gold Inc.	2,920,800	14,252

First Quantum Minerals Ltd.	2,559,433	31,019

		45,271

Italy — 0.2%
Tenaris SA (ADR)	334,400	9,363

Netherlands — 0.3%
Fugro NV, depository receipts	529,440	14,188

Switzerland — 0.7%
Dufry AG1	236,460	35,038

United Kingdom — 1.5%
Glencore PLC[1]	5,029,852	21,176

Global Ports Investments PLC (GDR)	2,368,003	11,772

Lonmin PLC[1]	699,195	1,216

Ophir Energy PLC[1]	1,460,731	2,912

PZ Cussons PLC	1,567,400	7,917

SABMiller PLC	113,603	5,945

Sedibelo Platinum Mines Ltd.[1]	16,963,500	13,346

Equity securities (continued)	Shares	Value (000)
Other markets (continued)
United Kingdom (continued)
Tullow Oil PLC	2,438,518	$ 10,182

		74,466

United States of America — 2.6%
AES Corp.	2,364,500	30,384

Alibaba Group Holding Ltd. (ADR)[1]	87,800	7,308

Arcos Dorados Holdings, Inc., Class A	2,417,300	11,917

Cobalt International Energy, Inc.[1]	3,781,593	35,585

Ctrip.com International, Ltd. (ADR)[1]	135,773	7,959

MercadoLibre, Inc.	178,000	21,809

Xoom Corp.[1]	630,900	9,268

		124,230

Total other markets		373,392

Multinational — 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,190,000)[3,4,5,6]	50,724,946	16,805

International Hospital Corp. Holding NV, Class A (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	402
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	411

Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08 cost: $7,165,000)[3,4,5]	3,800	298

		17,916

Total multinational		17,916

Total equity securities (cost: $3,969,836,000)		4,601,539

Bonds & notes	Principal amount (000)
Latin America — 0.5%
Brazil — 0.5%
Brazil (Federal Republic of), Series B, 6.00% 8/15/50[7]	BRL 27	20,879
Marfrig Holdings (Europe) BV 8.375% 5/9/18	$985	936
Marfrig Overseas Ltd. 9.50% 5/4/20	1,272	1,215

		23,030

Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible, 10/18/20[8]	CNY 93,400	—

Eastern Europe and Middle East — 0.0%
Oman — 0.0%
bank muscat (SAOG) 3.50% convertible, 3/19/18	OMR 1,855	482
bank muscat (SAOG) 4.50% convertible, 3/20/16	144	41
bank muscat (SAOG) 4.50% convertible, 3/20/17	2,148	563

		1,086

Total bonds & notes (cost: $32,829,000)		24,116

Short-term securities
Corporate short-term notes — 2.9%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.10%-0.15% due 4/7-4/9/15	$62,100	62,098
General Electric Co. 0.08% due 4/1/15	53,500	53,500
KFW 0.12% due 4/8/15[2]	25,000	24,999
Discount Notes — 0.4%
Federal Home Loan Bank 0.06% due 6/12/15	18,200	18,198
Total short-term securities (cost: $158,796,000)		158,795

Total investment securities (cost: $4,161,461,000)		4,784,450

Other assets less liabilities (including forward currency contracts)		47,560
Net assets		$ 4,832,010

Forward currency contracts

The fund has entered into over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average notional amount of open OTC forward currency contracts was $196,458,000 over the prior 12-month period.

			Notional amount
	Settlement date	Counterparty	Receive (000)	Deliver (000)	Unrealized appreciation/ (depreciation) at 3/31/2015 (000)
Sales:
British pounds	4/14/2015	JPMorgan Chase	$ 17,837	GBP11,946	$ 118
Euros	4/10/2015	Bank of America	34,524	EUR31,036	1,149
New Taiwan dollars	4/17/2015	JPMorgan Chase	52,373	TWD1,655,296	(530)
South Korean won	4/13/2015	Citibank N.A.	49,496	KRW56,124,649	(1,073)
					$ (336)

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $73,890,000, which represented 1.53% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $110,607,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $94,056,000, which represented 1.95% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received.

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the nine months ended March 31, 2015, is as follows:

					Dividend	Value of
					and interest	affiliates at
	Beginning			Ending	income	3/31/2015
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Baring Vostok Private Equity Fund*	11,783,118	-	-	11,783,118	$-	$14,189
Baring Vostok Private Equity Fund III*	23,512,961	306,966	-	23,819,927	653	22,088
Baring Vostok Capital Partners IV*	53,863,990	2,626,818	-	56,490,808	-	37,374
Capital International Private Equity Fund IV*	50,616,424	108,522	-	50,724,946	9	16,805
International Hospital	1,232,227	-	-	1,232,227	-	813
Pan-African Investment Partners II	3,800	-	-	3,800	191	298
					$853	$91,567

*	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

Valuation disclosures

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4.00 p.m.

New York time each day the New York Stock Exchange is open. Prior to October 31, 2014, the net asset value of the fund was only determined on the last business day of each week and month except on any day on which the New York Stock Exchange was closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2015 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[1,2]	Level 3	Total
Assets:
Equity securities:
Asia-Pacific	$ 155,235	$ 3,145,693	$ –	$ 3,300,928
Latin America	513,630	–	52	513,682
Eastern Europe and Middle East	39,820	134,111	76,140	250,071
Other markets	178,864	326,732	31,262	536,858
Bonds & notes	–	23,634	482	24,116
Short-term securities	–	158,795	–	158,795
Total	$ 887,549	$ 3,788,965	$ 107,936	$ 4,784,450

	Other investments[3]

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$ –	$ 1,267	$ –	$ 1,267
Liabilities:
Unrealized depreciation on forward currency contracts	–	(1,603)	–	(1,603)
Total	$ –	$ (336)	$ –	$ (336)

1 Securities with a value of $3,378,513,000, which represented 69.92% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

2 Level 2 and Level 3 include investment securities with an aggregate value of $3,714,472,000, which represented 76.87% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $3,544,758,000 were fair valued as a result of significant market movements following the close of local trading.

3 Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the nine months ended March 31, 2015 (dollars in thousands):

  Beginning value at 7/1/2014 Gross transfers
into
Level 34 Purchases   Sales Net
realized gain/(loss) Net
unrealized (depreciation)/
appreciation Gross transfers
out of
Level 34 Ending
value at
3/31/2015 Private equity funds $ 171,104 $ – $ 3,042 $ (9,370) $ 7,433 $ (78,966) $ – $ 93,243 Other Securities5 11,569 – 9,691 (10,164) (1,994) 5,591 – 14,693
Total $ 182,673 $ – $ 12,733 $ (19,534) $ 5,439 $ (73,375) $ – $ 107,936
Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2015 (dollars in thousands): $ (80,382)

4 Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

5 Represents less than 1% of portfolio securities as of March 31, 2015.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of March 31, 2015.

The following table lists the characteristics of the alternative investments held by the fund as of March 31, 2015 (dollars in thousands):

Investment type	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$93,243	$13,141	≤ 1 to 3 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 30%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term of the estimated period of liquidation.

Federal income tax information (dollars in thousands)

Gross unrealized appreciation on investment securities	$1,179,689
Gross unrealized depreciation on investment securities	(662,012)
Net unrealized appreciation on investment securities	517,677
Cost of investment securities for federal income tax purposes	4,266,773

Key to abbreviations:
ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
DVR	—	Differential Voting Rights
GDR	—	Global Depositary Receipts
BRL	—	Brazilian reais
CNY	—	Chinese yuan
OMR	—	Omani rials

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund, Inc. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By ___/s/ Victor D. Kohn_______
Victor D. Kohn, President and Chief Executive Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Victor D. Kohn________
Victor D. Kohn, President and Chief Executive Officer

Date: May 29, 2015

By __/s/ Bryan K. Nielsen______
Bryan K. Nielsen, Treasurer

Date: May 29, 2015